Filed pursuant to Rule 497(e)
Registration Nos. 333-133691; 811-21897
iM Dolan McEniry Corporate Bond Fund (IDMIX and IDMAX),
a series of Manager Directed Portfolios (the “Trust”)
Supplement dated June 10, 2021 to the Fund’s Summary Prospectus, Prospectus, and
Statement of Additional Information (“SAI”), each dated April 30, 2021
This supplement provides new and additional information beyond that contained in the Prospectus. It should be retained and read in conjunction with the Prospectus.
On June 2, 2021, the Board of Trustees of the Trust (the “Board”) approved the reorganization of the iM Dolan McEniry Corporate Bond Fund (the “Target Fund”) into the iM Dolan McEniry Corporate Bond Fund (the “Acquiring Fund”), a newly-created series of Litman Gregory Funds Trust. The reorganization is subject to certain conditions including approval by shareholders of the Target Fund. The Acquiring Fund will have an investment objective and principal investment strategies and limitations that are substantially similar to the investment objective, strategies, and limitations of the Target Fund.
The Target Fund’s investment adviser, iM Global Partner US LLC (“iM Global”), proposed the reorganization because iM Global believes that the Target Fund and its shareholders would benefit by becoming a series of Litman Gregory Funds Trust following the recent acquisition of the parent company of Litman Gregory Fund Advisors, LLC (“LGFA”) by iM Global. The reorganization was proposed due to the increased distribution opportunities and enhanced capabilities that will be available to the Target Fund from the combined advisory entities.
After the closing of the reorganization, which is subject to approval by the shareholders of the Target Fund, LGFA will serve as the investment adviser to the Acquiring Fund. The Target Fund’s sub-adviser, Dolan McEniry Capital Management LLC, will continue to serve as the sub-adviser to the Acquiring Fund after the closing of the reorganization.
Under the terms of the agreement and plan of reorganization approved by the Board, the Target Fund will transfer all of its assets and liabilities to the Acquiring Fund in return for shares of the Acquiring Fund, as follows:

If you own shares of the Target Fund listed below	You will receive shares of the Acquiring Fund listed below
iM Dolan McEniry Corporate Bond Fund	iM Dolan McEniry Corporate Bond Fund
Institutional Shares	Institutional Class Shares
Advisor Shares	Investor Class Shares
The reorganization will not affect the value of your account in the Target Fund at the time of the reorganization. The reorganization is expected to be treated as a tax-free reorganization for U.S. federal tax purposes.
A shareholder meeting for the purpose of voting on the agreement and plan of reorganization is scheduled to be held in September 2021. Assuming shareholders approve the reorganization, the closing of the reorganization is expected to occur in September 2021. Shareholders of record will receive a combined prospectus/proxy statement prior to the meeting, which will provide further details about the Acquiring Fund, the meeting, and the reorganization.
Target Fund shareholders may purchase and redeem shares of the Fund in the ordinary course until the last business day before the closing of the reorganization. Purchase and redemption requests received after that time will be treated as purchase and redemption requests for shares of the Acquiring Fund.
Please retain this supplement for future reference.